SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ALLOCATION FUNDS
WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO CORE BUILDER SHARES
WELLS FARGO DYNAMIC TARGET DATE FUNDS

WELLS FARGO EQUITY GATEWAY FUNDS

WELLS FARGO INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO LARGE CAP STOCK FUNDS

WELLS FARGO MONEY MARKET FUNDS

WELLS FARGO MUNICIPAL INCOME FUNDS
WELLS FARGO SMALL, MID, ALL CAP STOCK FUNDS

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE FUNDS

WELLS FARGO WEALTHBUILDER FUNDS

WELLS FARGO VARIABLE TRUST FUNDS

(Each, a “Fund” and together, the “Funds”)

At meetings of the Boards of Trustees (collectively, the “Board”) of Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and Asset Allocation Trust (each a “Trust”) held on May 16-17, 2017, the Board appointed James Polisson and Pamela Wheelock to serve as members of the Advisory Board of each Trust (which provides advisory support for the Board without voting authority) effective August 1, 2017, and nominated them to serve as Trustees of the Board, effective January 1, 2018, subject to election by shareholders. Also effective on January 1, 2018, the Board will be comprised of ten members, each of whom is not an “interested person” of the Trusts as that term is defined by the Investment Company Act of 1940, as amended.

Each Fund’s SAI is hereby amended to add the following to the section entitled “Trustees and Officers – General.”

Name and Year of Birth	Position Held with Registrant / Length of Service	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
ADVISORY BOARD MEMBERS
James G. Polisson (Born 1959)	Advisory Board member since 2017

Retired.  Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017.  From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company.  Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012.  Managing Director of Barclays Global Investors (Blackrock) from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010.  Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996.  Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012.  Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009.  Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

Asset Allocation Trust
Pamela Wheelock (Born 1959)	Advisory Board member since 2017

Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017.  Vice President of University Services, University of Minnesota from 2012 to 2017.  Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015.  Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011.  Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004.  Commissioner of Finance, State of Minnesota, from 1999 to 2002.  Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.

Asset Allocation Trust

James G. Polisson.Mr. Polisson was appointed as an Advisory Board member effective August 1, 2017. Mr. Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr. Polisson was Chief Executive Officer and Managing Director of Russell Investments' global ETF business from 2010. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Pamela Wheelock. Ms. Wheelock was appointed as an Advisory Board member effective August 1, 2017. Ms. Wheelock is the Chief Operating Officer of Twin Cities Habitat for Humanity. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

As Mr. Polissonand Ms. Wheelock were appointed as Advisory Board members effective August 1, 2017, neither Mr. Polisson nor Ms. Wheelock received any compensation during the most recently completed fiscal year.  The section of each Fund’s SAI entitled “Trustees and Officers – Compensation” is hereby updated accordingly.

August 1, 2017